Exhibit 99.1

07/99                                                                     Page 1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1995-A

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of August 16, 1999, and with respect to the performance of the Trust during the month of July, 1999 is set forth below. Certain of the information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

               A)    Information Regarding Distributions to
                     the Class A Certificateholders, per
                     $1,000 original certificate principal amount.

                     (1) The total amount of the
                     distribution to Class A
                     Certificateholders, per $1,000
                     original certificate principal amount                                          $      4.8266667

                     (2) The amount of the distribution
                     set forth in paragraph 1 above in
                     respect of interest on the Class A
                     Certificates, per $1,000 original
                     certificate principal amount                                                   $      4.8266667

                     (3) The amount of the distribution
                     set forth in paragraph 1 above in
                     respect of principal of the Class A
                     Certificates, per $1,000 original
                     certificate principal amount                                                   $      0.0000000

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

               B)    Class A Investor Charge Offs and
                     Reimbursement of Charge Offs

                     (1) The amount of Class A Investor
                     Charge Offs                                                                    $      0.0000000

                     (2) The amount of Class A Investor
                     Charge Offs set forth in paragraph 1
                     above, per $1,000 original certificate
                     principal amount                                                               $      0.0000000

                     (3) The total amount reimbursed in
                     respect of Class A Investor Charge Offs                                        $      0.0000000

                     (4) The amount set forth in paragraph
                     3 above, per $1,000 original
                     certificate principal amount                                                   $      0.0000000

                     (5) The amount, if any, by which the
                     outstanding principal balance of the
                     Class A Certificates exceeds the Class
                     A Invested Amount after giving effect
                     to all transactions on such Distribution Date                                  $      0.0000000

               C)    Information Regarding Distributions to
                     the Class B Certificateholders, per
                     $1,000 original certificate principal amount.

                     (1) The total amount of the
                     distribution to Class B
                     Certificatedholders, per $1,000
                     original certificate principal amount                                          $      4.9244444

                     (2) The amount of the distribution
                     set forth in paragraph 1 above in
                     respect of interest on the Class B
                     Certificates, per $1,000 original
                     cerificate principal amount                                                    $      4.9244444

                     (3) The amount of the distribution
                     set forth in paragraph 1 above in
                     respect of principal on the Class B
                     Certificates, per $1,000 original
                     cerificate principal amount                                                    $      0.0000000


07/99                                                                     Page 3


               D)    Class B Investor Charge Offs and
                     Reimbursement of Charge Offs

                     (1) The amount of Class B Investor
                     Charge Offs                                                                    $      0.0000000

                     (2) The amount of Class B Investor
                     Charge Offs set forth in paragraph 1
                     above, per $1,000 original certificate
                     principal amount                                                               $      0.0000000

                     (3) The total amount reimbursed in
                     respect of Class B Investor Charge Offs                                        $      0.0000000

                     (4) The amount set forth in paragraph
                     3 above, per $1,000 original
                     certificate principal amount                                                   $      0.0000000

                     (5) The amount, if any, by which the
                     outstanding principal balance of the
                     Class B Certificates exceeds the Class
                     B Invested Amount after giving effect
                     to all transactions on such
                     Distribution Date                                                              $      0.0000000


                                            First USA Bank, NA,
                                            as Servicer


                                            By  /s/ Tracie H. Klein
                                                ---------------------------
                                                Tracie H. Klein
                                                First Vice President